UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): March 24, 2004

                               INVICTA GROUP INC.
               (Exact name of registrant as specified in charter)


            Nevada                   333-102555                 91-2051923
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                         9553 Harding Avenue, Suite 301
                           Miami Beach, Florida 33154
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 866-6525


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ITEM  4.  CHANGE IN REGISTRANTS CERTIFYING AUDITOR

     On March 23, 2004, the Board of Directors of Invicta Group Inc. (the "Company") approved the resignation of the registrant's Certifying Accountant, Dreslin Financial Services, Certified Public Accountants (the "Former
Accountants") and engaged Larry Wolfe, CPA, Certified Public Accountants (the "New Accountants").

     Reports in connection with audits of the two most recent fiscal years ending December 31, 2002 and 2001 were provided by the Former Accountants. The reports in connection with audits of the two most recent fiscals years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for going concern opinions.

     During the period since the Former Accountant's engagement (inception to March 23, 2004, which was the New Accountant's engagement date) there were no disagreements with the Former Accountant, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     On March 23, 2004, the Company engaged the New Accountants as its principal independent accountant. This decision to engage the New Accountants was taken upon the unanimous approval of the Board of Directors of the Registrant.

     During the two most recent fiscal years and through March 23, 2004, the Company has not consulted with the New Accountants regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Accountants concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.   any  matter that was either subject of disagreement or event, as defined in
     Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in
     Item  304(a)(1)(iv)(A)  of  Regulation  S-B.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

1.   Letter  from  Dreslin  Financial  Services  LLC,  dated  April  29,  2004.
     (Incorporated by referenced to Exhibit 99.1 filed on Form 8-K Current Report filed with the Securities and Exchange Commission on April 29,
     2004).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INVICTA GROUP INC.



Date: May 11, 2004                      /s/ William G. Forhan
                                        ---------------------
                                        William G. Forhan,
                                        Chief Executive Officer